UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2005

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PC MALL, INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	0-25790	95-4518700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2555 West 190th Street, Suite 201

Torrance, California 90504

(Address of principal executive offices, including zip code)

(310) 354-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On November 23, 2005, Mark C. Layton issued his resignation as a member of our board of directors, including all committees thereof, effective at the pleasure of our Board of Directors. Mr. Layton will continue to serve in his current capacity as a member of our Board of Directors and each committee thereof upon which he currently serves until such time as he delivers a separate resignation from any such position, our Board of Directors notifies him of the effectiveness of his resignation, or his successor to any such position is elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC MALL, INC.

Dated:	November 28, 2005	By:	/s/ Theodore R. Sanders

Theodore R. Sanders

Chief Financial Officer